Exhibit 24




INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statements Nos. 2-75843, 2-91475, 33-20308, 33-27657, 33-69400
and 33-63608 on Form S-8 of our report dated November 4, 1994 appearing in this Annual Report on Form 10-K of International Game Technology for the year ended September 30, 1994.




DELOITTE & TOUCHE LLP

Reno, Nevada
May 12, 1995